FINANCIAL INCOME (EXPENSE), NET (Tables)	12 Months Ended
Dec. 31, 2023
Other Income and Expenses [Abstract]
Schedule of Financial Income (Expense), Net
	Year ended December 31,
	2021	2022	2023

Bank charges and other	$(250)	$(269)	$(359)
Exchange rate income (loss), net	(509)	1,564	1,567
Interest income and Gain from investment in privately held companies	5,559	17,117	55,002
Amortization of debt discount and issuance costs	(17,792)	(2,980)	(2,996)

Financial income (expense), net	$(12,992)	$15,432	$53,214